SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2004

Graco Inc.
(Exact name of registrant as specified in its charter)

Minnesota	001-9249	41-0285640
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

88-11th Avenue Northeast Minneapolis, Minnesota	55413
(Address of principal executive offices)	(Zip Code)

(612) 623-6000
(Registrant’s telephone number)

Item 12.	Disclosure of Results of Operations and Financial Condition

        The following information is being furnished to the Commission under Item 12 of Form 8-K, Results of Operations and Financial Conditions. Such information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

        On July 15, 2004, Graco Inc. issued a press release to report the Company’s results of operations and financial condition for the completed fiscal quarter ended June 25, 2004. The release is furnished as Exhibit 99 hereto and is incorporated herein by reference.

Signature

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GRACO INC.
Date: July 16, 2004	By: \s\Robert M. Mattison
Its: Vice President, General Counsel and Secretary